Exhibit 99.2
 Cantel’s Acquisition of Hu-FriedyJULY 2019

   This presentation contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.These statements are based on current expectations, estimates, or forecasts about our businesses, the industries in which we operate, and the current beliefs and assumptions of management; they do not relate strictly to historical or current facts.Without limiting the foregoing, words or phrases such as “expect,” “anticipate,” “goal,” “project,” “intend,” “plan,” “believe,” “seek,” “may,” “could,” “enable,” and “opportunity” and variations of such words and similar expressions generally identify forward-looking statements. In addition, any statements that refer to predictions or projections of our future financial performance, anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements include, among other things, statements regarding our expected net sales; synergies; tax benefits; GAAP, operational and organic revenue growth rates; GAAP earnings and adjusted earnings; our financial performance; our business plans and our positioning for revenue and earnings growth. In addition, risks and uncertainties associated with these forward-looking statements include the potential that we may not be able to consummate the acquisition, or that the expected benefits (including tax benefits) and opportunities of the acquisition may not be realized or may take longer to realize than expected, or that required regulatory approvals may not be obtained as quickly as expected, or at all. There are also risks and uncertainties related to the ability of Cantel to successfully integrate the technology, operations and employees of Hu-Friedy, as well as the ability of Cantel to continue to successfully operate Hu- Friedy during the time periods necessary to realize the benefits (including synergies, and tax benefits) described. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions about future events, activities or developments and are subject to numerous risks, uncertainties, and assumptions that are difficult to predict. We caution that undue reliance should not be placed on such forward-looking statements, which speak only as of the date made. Some of the factors which could cause results to differ from those expressed in any forward-looking statement are set forth under Item 1A of our Annual Report on Form 10-K, entitled Risk Factors. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. This cautionary statement is applicable to all forward-looking statements contained in this presentation.This presentation contains non-GAAP financial measures. For the calculations of these measures, reconciliations to the most comparable GAAP measures, and additional information, please see "GAAP to non-GAAP Disclosure" beginning on slide 12.  2  Forward Looking Statements

Creating a Global Leader in Infection Prevention and Reprocessing Workflow Solutions

- **Accelerates Cantel's strategy** to be a leading global provider of innovative infection prevention and reprocessing workflow solutions and education in both medical and dental
- **Creates a comprehensive portfolio** of infection prevention consumables, instrumentation and instrument management solutions
- **Enhances scale, competitive position and commercial capabilities** in dental
- Expected **run-rate cost synergies of $10+ million by Year 3**
- Potential **revenue acceleration** by leveraging complementary offerings and customer relationships
- Driving **attractive returns** across all metrics – growth, margins, earnings accretion, ROIC

3

CANTEL

Transaction Details

Transaction Terms	• Total cash, stock and earnout consideration of up to $775M, or $675M net of anticipated tax benefit – $725M upfront: up to $60M in Cantel stock and remainder in cash – Up to $50M in contingent consideration based on achievement of certain commercial milestones in the first eighteen months after closing – Transaction expected to generate anticipated tax benefit of $100M+ on a present value basis • Implied upfront purchase price of 13.0x Adjusted LTM Hu-Friedy EBITDA[1], net of tax asset
Structure and Financing	• 100% of Hu-Friedy to be acquired from its current shareholders • Cash consideration financed through committed financing and cash on hand • Pro forma net leverage of approximately 3.75x at closing with path to steady debt paydown
Governance	• Cantel Dental and Hu-Friedy to be fully integrated into a single business • Ron Saslow, Chairman & CEO of Hu-Friedy and Ken Serota, President of Hu-Friedy, to lead combined company after the closing • Gary Steinberg, President of Cantel Dental and CEO of Crosstex, will assist in the post-close transition and integration and retire at the end of the calendar year
Timing	• Closing subject to regulatory approvals and other customary closing conditions • Expected to close in Cantel's Q1 of FY2020

1) LTM 5/31/19 Adj. EBITDA of $48M

4

CANTEL

Hu-Friedy at a Glance

Company Overview

- Leading global manufacturer of a comprehensive portfolio of high-quality dental instruments and proprietary Instrument Management System
- Premium dental brand built over 111 years from the student to the dental practitioner
- Headquartered in Chicago with ~1,000 employees globally

Leading Industry Position

- Near 100% brand awareness by dental providers
- Best-in-class commercial capabilities
- Strong presence in Dental and Hygiene Schools and strong partnership with DSOs
- Leading provider of infection prevention and compliance education and training in dental industry
- Strong recurring revenue model driven by healthy replacement cycle of instrumentation

$214M LTM Revenue

Hu-Friedy business growing historically mid to high single digits

58.2% Gross Margin

Historical gross margin improvement of 25 bps annually

$48M LTM EBITDA

22.4% EBITDA Margin

Note: LTM as of 05/31

5

Hu-Friedy Product Portfolio

A Reputation for Product Excellence With A Cornerstone of Workflow Management Solutions

HU-FRIEDY INSTRUMENT MANAGEMENT SYSTEM (IMS)

DENTAL INFECTION CONTROL CONSUMABLES



Single-use products used to prevent cross-contamination in dental suites

- Chemistries
- Sterility assurance products
- PPE

GENERAL HAND INSTRUMENTS



Instruments utilized for the setting of braces and other structural dental procedures

- Scalers
- Curettes
- Mirrors
- Accessories

SPECIALTY HAND INSTRUMENTS



Instruments utilized in dental surgeries and manipulation of dental structures and tissues

- Utility pliers
- Forceps
- Cutters
- Wire benders

GENERAL POWER INSTRUMENTS



Instruments utilizing ultrasonic vibrations for the removal of hard deposits on teeth

- Magneto-strictive / piezoelectric ultrasonic scaling units
- Tips and inserts

EDUCATION | TRAINING | CUSTOMER SUPPORT

6

Hu-Friedy Instrument Management System (IMS)

Proprietary Instrument Reprocessing Workflow Management System



CHAIRSIDE
CLEANING
1
2
4
3
STORAGE
STERILIZATION

- Standardizes and combines instrument cleaning, sterilization, storage and organization in one integrated cassette system and process
- Enables movement of instruments from cleaning through chairside without touching or damaging instruments or exposing user to contaminated instruments or sharps injuries
- Provides clear ROI on workflow efficiency by eliminating reprocessing time and adding additional patient visits

Customer education, training and specialized programs ensure best-in-class instrument reprocessing practices

7

- Samples Products
- Benefits

Cantel + Hu-Friedy

Creates a comprehensive portfolio of infection prevention consumables, instrumentation and instrument management solutions to deliver protection, performance and productivity to dental practitioners

One-stop supplier of consumables, instruments and workflow solutions to provide complete dental suite protection while driving efficiency and productivity

Hu-Friedy + CROSSTEX® A CANTEL MEDICAL COMPANY =

"Complete Circle of Protection"

1 Chairside Management

- Waterline safety
- Cassettes & accessories
- Dental consumables
- Cassette-based organization of instruments improves efficiency during dental procedures & improved waterline safety

2 Cleaning Solutions

- Ultrasonic detergents
- Instrument disinfectants
- Rinsing of entire cassette can save – 3 minutes versus manual hand scrubbing and tray disinfection

3 Sterilization & Monitoring

- Cassette wraps & consumables
- BI/CI sterility assurance products
- Wrapping entire cassette with sterilization wrap can save 2 minutes versus manual pouching of individual instruments

4 Storage & Tracking

- Tubs and racks
- Storage accessories
- Track and trace technology
- Instrument cassettes can be stored as is, without any manual sorting of instruments required

5 IP&C Consumables

- Surface disinfectants
- Evacuation line cleaners
- Personal protective equip
- One-stop-shop of IP&C products for other parts of the practice (e.g., surfaces / counters, evacuation lines, etc.)

6 Education

- Continuing education classes
- Best practices on IP&C usage
- Greenlight™ Compliance Program
- Ongoing education & support ensures safety practices are upheld across practice



8

CANTEL

   A Significant Synergy Opportunity        Improved scale of combined organization  Sourcing savings  Manufacturing improvements  Key account relationships  Cantel product pull-through in Hu-Friedy IMS offering  Compelling infection prevention offering    Cost Synergies$10m+ annual cost synergies by Year 3  Growth Accelerationthrough significant revenue synergies    Complementary product portfolios, strong customer relationships, and scale operations will drive significant cost and revenue synergies                  9

Compelling Shareholder Value Creation

Transformed Scale and Robust Growth	• Transforms Cantel's scale in dental industry • Provides significantly improved platform to support revenue growth in mid to high single digits over medium term • Enhances competitive position via scale, broad branded portfolio and key relationships with dental schools and DSOs
Significant Synergy Potential	• Run-rate cost synergies of $10M+ by Year 3 • Potential for significant revenue synergies through expanded commercial reach and leveraging complementary product offerings and customer relationships
Attractive Financial Returns	• Significant non-GAAP earnings accretion and earnings growth acceleration – FY2020: ~10% – FY2021: Mid-teens – FY2022 & beyond: Further expansion • Transaction ROIC exceeding cost of capital by Year 4
Attractive Capital Deployment	• Pro forma net leverage of approximately 3.75x at closing with path to steady debt paydown • Strong cash flow characteristics of combined business support commitment to significantly de-lever to mid-2x in FY2021

10

CANTEL

Creating a Global Leader in Infection Prevention and Reprocessing Workflow Solutions

- **Accelerates Cantel's strategy** to be a leading global provider of innovative infection prevention and reprocessing workflow solutions and education in both medical and dental
- **Creates a comprehensive portfolio** of infection prevention consumables, instrumentation and instrument management solutions
- **Enhances scale, competitive position and commercial capabilities** in dental
- Expected **run-rate cost synergies of $10+ million by Year 3**
- Potential **revenue acceleration** by leveraging complementary offerings and customer relationships
- Driving **attractive returns** across all metrics – growth, margins, earnings accretion, ROIC

11

CANTEL

GAAP to Non-GAAP Disclosure  12  Non-GAAP Financial Measures Cantel MedicalIn evaluating our operating performance, we supplement the reporting of our financial information determined under generally accepted accounting principles in the United States (“GAAP”) with certain non-GAAP financial measures including (i) earnings before interest, taxes, depreciation, amortization, loss on disposal of fixed assets, and stock-based compensation expense (“EBITDAS”) and (ii) adjusted EBITDAS. These non-GAAP financial measures are indicators of our performance that are not required by, or presented in accordance with, GAAP. They are presented with the intent of providing greater transparency to financial information used by us in our financial analysis and operational decision-making. We believe that these non-GAAP measures provide meaningful information to assist investors, stockholders and other readers of our consolidated financial statements in making comparisons to our historical operating results and analyzing the underlying performance of our results of operations. These non-GAAP financial measures are not intended to be, and should not be, considered separately from, or as an alternative to, the most directly comparable GAAP financial measures.To measure earnings performance on a consistent and comparable basis, we exclude certain items that affect comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of our past and future performance and are therefore excluded to allow investors to better understand underlying operating trends. The following are examples of the types of adjustments that are excluded: (i) amortization of purchased intangible assets, (ii) acquisition-related items, (iii) business optimization and restructuring-related charges and (iv) other significant items management deems irregular or non-operating in nature.Amortization expense of purchased intangible assets is a non-cash expense related to intangibles that were primarily the result of business acquisitions. Our history of acquiring businesses has resulted in significant increases in amortization of intangible assets that reduce our net income. The removal of amortization from our overall operating performance helps in assessing our cash generated from operations including our return on invested capital, which we believe is an important analysis for measuring our ability to generate cash and invest in our continued growth.

   GAAP to Non-GAAP Disclosure (continued)  13  Non-GAAP Financial Measures Cantel MedicalAcquisition-related items consist of (i) fair value adjustments to contingent consideration and other contingent liabilities resulting from acquisitions, (ii) due diligence, integration, legal fees and other transaction costs associated with our acquisition program and (iii) acquisition accounting charges for the amortization of the initial fair value adjustments of acquired inventory and deferred revenue. The adjustments of contingent consideration and other contingent liabilities are periodic adjustments to record such amounts at fair value at each balance sheet date. Given the subjective nature of the assumptions used in the determination of fair value calculations, fair value adjustments may potentially cause significant earnings volatility that are not representative of our operating results. Similarly, due diligence, integration, legal and other acquisition costs associated with our acquisition program, including accounting charges relating to recording acquired inventory and deferred revenue at fair market value, can be significant and also adversely impact our effective tax rate as certain costs are often not tax-deductible. Since these acquisition-related items are irregular and often mask underlying operating performance, we exclude these amounts for purposes of calculating these non-GAAP financial measures to facilitate an evaluation of our current operating performance and a comparison to past operating performance.In November 2018, we completed the disposition of our high purity water business in Canada. This resulted in a pre-tax gain of $1.3 million through other income, net for the nine months ended April 30, 2019. Since this gain was irregular, we made an adjustment to our net income to exclude this gain to arrive at our non-GAAP financial measures.

   GAAP to Non-GAAP Disclosure (continued)  14  Non-GAAP Financial MeasuresEBITDAS and Adjusted EBITDASWe believe EBITDAS is an important valuation measurement for management and investors given the increasing effect that non-cash charges, such as stock-based compensation, amortization related to acquisitions and depreciation of capital equipment, has on the Company’s net income. In particular, acquisitions have historically resulted in significant increases in amortization of intangible assets that reduce the Company’s net income. Additionally, we regard EBITDAS as a useful measure of operating performance and cash flow before the effect of interest expense and is a complement to operating income, net income and other GAAP financial performance measures.We define Adjusted EBITDAS as EBITDAS excluding the same non-GAAP adjustments to net income discussed previously in this document. We use Adjusted EBITDAS when evaluating the operating performance of the Company because we believe the exclusion of such adjustments, of which a significant portion are non-cash items, is necessary to provide the most accurate measure of on-going core operating results and to evaluate comparative results period over period.

   GAAP to Non-GAAP Disclosure (continued)  15  The reconciliations of net income to EBITDAS and Adjusted EBITDAS were calculated as follows for Cantel Medical:  (1) Excludes stock-based compensation expenseLTM = Last Twelve Months    LTM    4/30/2019  (amounts in millions)  (unaudited)  Net income, as reported  $ 63.1  Interest expense, net  8.2  Income taxes  29.2  Depreciation  20.1  Amortization  20.0  Loss on disposal of fixed assets  1.6  Stock-based compensation expense   14.5   EBITDAS  $ 156.6  Acquisition-related items  6.5  Restructuring-related charges (1)  10.2  Gain on disposition of business  (1.3)  Litigation matters  0.2  Adjusted EBITDAS   $ 172.2

   GAAP to Non-GAAP Disclosure (continued)  16  Non-GAAP Financial MeasuresHu-FriedyIn evaluating Hu-Friedy’s historical operating performance, Cantel Medical has supplemented the reporting of Hu- Friedy’s financial information determined under generally accepted accounting principles in the United States (“GAAP”) with certain non-GAAP financial measures including, (i) earnings before interest, taxes, depreciation and amortization (“EBITDA”) and (ii) adjusted EBITDA. These non-GAAP financial measures are indicators of Hu-Friedy’s historical performance that are not required by, or presented in accordance with, GAAP. Cantel Medical believes that EBITDA is an important valuation measurement for management and investors given the increasing effect that non-cash charges, amortization related to acquisitions and depreciation of capital equipment, has on net income. Additionally, Cantel Medical regards EBITDA as a useful measure of operating performance before the effect of interest expense and is a complement to operating income, net income and other GAAP financial performance measures. Adjusted EBITDA related to the historical operating performance of Hu- Friedy is defined as EBITDA excluding certain adjustments to net income as described below. Cantel Medical believes that Adjusted EBITDA is useful when evaluating the operating performance of Hu-Friedy because the exclusion of such adjustments provides a clear measure of on-going core operating results and when evaluating comparative results period over period.

   GAAP to Non-GAAP Disclosure (continued)  17  (1) Restructuring-related costs and other non-recurring adjustments incurred by Hu-Friedy that are not expected to be incurred post-acquisition as a result of respective synergies that are expected to be realized.  The reconciliations of net income to EBITDA and Adjusted EBITDA for Hu-Friedy were calculated as follows:LTM5/31/2019  (amounts in millions)  (unaudited)  Net income  $ 28.7  Income taxes  2.4  Interest expense  3.2  Depreciation  4.0  Amortization  1.1  EBITDA  $ 39.5  Non-recurring adjustments (1)  8.4  Adjusted EBITDA   $ 47.9   LTM = Last Twelve Months